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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement of Entravision Communications Corporation on Form S-8 (SEC File No. 333-54438) of our report, dated February 8, 2002, appearing in the Annual Report on Form 10-K of Entravision Communications Corporation for the year ended December 31, 2001.

                              /s/ McGladrey & Pullen, LLP

Pasadena, California
October 7, 2002